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         Exhibit 32.1 - Certification of the CEO Pursuant to Section 906
                            of the Sarbanes Oxley Act

I, Walter Thomas Price III, the chief executive officer of Rogers International Raw Materials Fund L.P. certify that (i) the Form 10Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10Q fairly presents, in all material respects, the financial condition and results of operations of Rogers International Raw Materials Fund L.P.

                             /s/ Walter Thomas Price III
                             ---------------------------
                Chief Executive Officer of Beeland Management Company
                                November 7, 2003

       Exhibit 32.2 - Certification of the CFO Pursuant to Section 906 of
                             the Sarbanes Oxley Act

I, Richard Chambers, the chief financial officer of Rogers International Raw Materials Fund L.P. certify that (i) the Form 10Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10Q fairly presents, in all material respects, the financial condition and results of operations of Rogers International Raw Materials Fund L.P.

                             /s/ Richard Chambers
                             -----------------------
                             Chief Financial Officer
                                November 7, 2003